                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              OCULAR SCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)    Proposed maximum aggregate value of transaction:

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       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

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       (2)    Form, Schedule or Registration Statement No.:

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       (4)    Date Filed:

                         [OCULAR SCIENCES' LETTERHEAD]

                                 April 26, 1999

To Our Stockholders:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Ocular Sciences, Inc. to be held at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California on Tuesday, May 25, 1999 at 9:00 a.m. Pacific Time.

     The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

     It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

                                          Sincerely,

                                          John D. Fruth
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors

                             OCULAR SCIENCES, INC.

                               475 ECCLES AVENUE
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Ocular Sciences, Inc. (the "Company") will be held at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California on Tuesday, May 25, 1999 at 9:00 a.m. Pacific Time for the following purposes:

     1. To elect seven directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors has nominated the following persons for election as directors:

John D. Fruth                  William R. Grant
Daniel J. Kunst                Edgar J. Cummins
Norwick B. H. Goodspeed        Francis R. Tunney, Jr.
Terence M. Fruth

     2. To amend the Company's 1997 Equity Incentive Plan to increase the number of shares of Common Stock available under the plan by 1,000,000 shares (from 2,000,000 shares to 3,000,000 shares).

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 15, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          John D. Fruth
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors

South San Francisco, California
April 26, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                             OCULAR SCIENCES, INC.
                               475 ECCLES AVENUE
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                 APRIL 26, 1999

     The accompanying proxy is solicited on behalf of the Board of Directors of Ocular Sciences, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on May 25, 1999 at 9:00 a.m. Pacific Time (the "Annual Meeting"). The Annual Meeting will be held at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 26, 1999. A copy of the Company's Annual Report for the year ended December 31, 1998 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     Only holders of record of the Company's Common Stock at the close of business on April 15, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 22,675,131 shares of Common Stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting.

     Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively. In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting that are voted "FOR" or "AGAINST" such proposal. Neither abstentions nor a broker non-vote will be counted as a vote "FOR" or "AGAINST" Proposal No. 2. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting.

     Unless otherwise instructed, each valid returned Proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" the increase in the 1997 Equity Incentive Plan, and at the Proxy holder's direction, on such other matters, if any, that may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

     The expenses of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, certain of the Company's directors, officers, employees and agents may also solicit proxies, without additional compensation, by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

     Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a written instrument delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. The size of the Company's Board of Directors (the "Board") is currently set at seven members. Accordingly, seven persons will be elected at the Annual Meeting to be the directors of the Company. In the election of directors, each stockholder is entitled to one vote for each share of Common Stock held. The Board has nominated for election as the directors of the Company the seven persons identified under "Directors/Nominees" below. Each share represented by the accompanying proxy will be voted for the election of the seven persons nominated by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve, or declines to serve, as a director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or intends to decline to, serve as a director.

DIRECTORS/NOMINEES

     The names of the Board's nominees for election as directors, and certain information about them as of April 15, 1999, are set forth below:

                                                                                DIRECTOR
          NAME OF NOMINEE            AGE          PRINCIPAL OCCUPATION           SINCE
          ---------------            ---          --------------------          --------
John D. Fruth......................  55    Chief Executive Officer and            1985
                                           Chairman of the Board of Directors
                                           of the Company
Norwick B.H. Goodspeed.............  49    President and Chief Operating          1997
                                           Officer of the Company
Daniel J. Kunst....................  46    Vice President, Sales and Marketing    1987
                                           of the Company
Edgar J. Cummins(1)................  55    Healthcare consultant                  1992
Terence M. Fruth...................  60    Partner of the law firm of Fruth &     1992
                                           Anthony, P.A.
William R. Grant(1)................  74    Chairman of Galen Associates           1992
Francis R. Tunney, Jr.(1)..........  51    Corporate Vice President-              1996
                                           Administration, General Counsel and
                                           Corporate Secretary of Allergan,
                                           Inc.

---------------
(1) Member of the Audit Committee and the Compensation Committee

     JOHN D. FRUTH founded the Company in 1985 and has been the Chief Executive Officer and Chairman of the Board since its inception. He was also President of the Company from 1985 to October 1997. Prior to joining the Company, Mr. Fruth worked in the regulatory affairs department, and served as President, contact lens division, of CooperVision, Inc., a contact lens manufacturer, from 1976 to 1983. From 1972 to 1976, Mr. Fruth worked in sales and marketing management positions at Bausch & Lomb, Inc., a company that manufactures and markets health-care products, including contact lenses. John D. Fruth is the brother of Terence M. Fruth.

     NORWICK B.H. GOODSPEED has been President and Chief Operating Officer of the Company and a member of the Board since October 1997. From 1993 to October 1997, Mr. Goodspeed was the President and Chief Executive Officer of McGaw, Inc., a manufacturer of intravenous solutions and related equipment and a subsidiary of IVAX Corp. From 1991 to 1993, Mr. Goodspeed was Senior Vice President, Sales and Marketing of McGaw, Inc. From 1988 to 1991, he was the President and Chief Executive Officer of Vical, Inc., a gene therapy company.

     DANIEL J. KUNST has been Vice President, Sales and Marketing, of the Company since August 1995. Mr. Kunst has also been a member of the Board since October 1987 and served as Executive Vice President and Chief Operating Officer of the Company from 1987 to February 1992. From November 1994 to May 1995, Mr. Kunst served as Chief Executive Officer of NeoLens, Inc., an optical products company. From January 1993 to October 1994, Mr. Kunst was President, Chief Executive Officer and a director of Cymed, Inc., a manufacturer and marketer of medical devices. From March 1992 to January 1993, he worked as an independent consultant to ophthalmic companies. Additionally, from 1990 to 1995, Mr. Kunst was a member of the board of directors of VISX, Inc., a manufacturer of ophthalmic lasers. From 1979 to 1987, Mr. Kunst held various management positions with CooperVision, Inc., including President, Professional Resources Division; Senior Vice President, Ophthalmic Products Division; and Vice President, Sales and Marketing, Revo Sunglass Division.

     EDGAR J. CUMMINS has been a member of the Board since October 1992. Mr. Cummins is currently principally occupied as an independent healthcare consultant. From May 1995 to January 1998, Mr. Cummins served as Chief Financial Officer of Chiron Vision Corporation, an ophthalmic surgical company. Chiron Vision Corporation was acquired by Bausch & Lomb, Inc. in December 1997. From 1986 to May 1995, he was Chief Financial Officer of Allergan, Inc. ("Allergan"). Prior to his service with Allergan, Mr. Cummins held various senior financial positions with American Hospital Supply Corporation, a health-care and medical products company, and Baxter Travenol Laboratories, Inc., a medical products company, over a period of seven years. Prior to that, he spent five years as a financial consultant for Arthur Young & Company, a certified public accounting firm.

     TERENCE M. FRUTH has been Corporate Secretary and a member of the Board since August 1992. Since 1985, Mr. Fruth has been a partner, Vice President and Corporate Secretary of Fruth & Anthony, P.A., a Minneapolis-based law firm specializing in commercial litigation. Mr. Fruth has been practicing law for 30 years. Mr. Fruth is a member of both the Minnesota State and American Bar Associations. Terence M. Fruth is the brother of John D. Fruth.

     WILLIAM R. GRANT has been a member of the Board since October 1992. Since 1989, he has been the Chairman of Galen Associates, a venture capital firm specializing in emerging health-care companies. From 1987 to 1989, Mr. Grant served as Chairman of New York Life International Investment, and from 1979 to 1987, he was the Chairman and President of MacKay-Shields Financial Corporation. Prior to 1979, Mr. Grant had 25 years' experience with Smith Barney, Harris Upham & Co., Inc., where he served as President and from 1976 to 1978, Vice Chairman. Mr. Grant currently serves as Vice Chairman of SmithKline Beecham plc and serves on the boards of directors of Allergan, Inc.; MiniMed, Inc., a company that specializes in drug delivery devices and systems; Seagull Energy Corporation, an oil and gas company; and Witco Corporation, a specialty chemicals company.

     FRANCIS R. TUNNEY, JR. has been a member of the Board since October 1996. Mr. Tunney has been Corporate Vice President-Administration, General Counsel and Corporate Secretary of Allergan since February 1991. Mr. Tunney is also the current acting Chief Financial Officer of Allergan. From 1989 to 1991, Mr. Tunney was Senior Vice President, General Counsel and Corporate Secretary of Allergan. Mr. Tunney joined Allergan in 1985 as Associate General Counsel and from 1986 to 1989 served as Allergan's General Counsel. From 1979 to 1985, Mr. Tunney held several positions at SmithKline Beecham plc, including counsel for its Medical Device and Diagnostics Division, acting general manager for its Medical Ultrasound Division and senior international attorney within its corporate law department.

     Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified or until their earlier resignation, removal or death. Executive officers are chosen by, and serve at the discretion of, the Board.

     The Company incorporated under the name O.S.I. Corporation in California in 1985, and was reincorporated in Delaware in July 1997. Unless the context otherwise requires, references herein to the Company include its California predecessor.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met seven times, and acted by unanimous written consent once, during the year ended December 31, 1998. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and of all committees of the Board on which such director served.

     Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

     The Audit Committee is composed of Edgar J. Cummins, William R. Grant and Francis R. Tunney, Jr. The Audit Committee: (1) nominates the independent auditors of the Company to be approved by the Board of Directors; (2) meets with the independent auditors to review the annual audit and as appropriate at other times during the year; (3) assists the full Board in evaluating the auditors' performance; and (4) reviews internal control procedures, related party transactions and, where appropriate, potential conflict of interest situations. The Audit Committee met two times in the year ended December 31, 1998.

     The Company's Compensation Committee is composed of Edgar J. Cummins, William R. Grant and Francis R. Tunney, Jr. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's 1997 Equity Incentive Plan and makes recommendations to the Board regarding such matters. The Compensation Committee met one time in the year ended December 31, 1998.

DIRECTOR COMPENSATION

     The Company does not pay cash compensation to its directors, other than reimbursement for reasonable expenses in attending meetings of the Board. The non-employee members of the Board are compensated under the Company's 1997 Directors Stock Option Plan (the "Directors Plan").

     In June 1997, the Board adopted and the stockholders approved the Directors Plan and reserved a total of 300,000 shares of the Company's Common Stock for issuance thereunder. Only members of the Board who are not employees of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Directors Plan. On August 4, 1997, the effective date of the Company's initial public offering, each eligible director (Terence M. Fruth, William R. Grant, Francis R. Tunney and Edgar J. Cummins) was granted an option to purchase 30,000 shares at an exercise price of $16.50 per share. Each eligible director who thereafter becomes a member of the Board is automatically granted an option to purchase 30,000 shares upon joining the Board. In addition, each eligible director is automatically granted an option to purchase 15,000 shares on each anniversary date of such director's initial option grant under the Directors Plan if such director has served continuously as a member of the Board since the date such director was first granted an option under the Directors Plan. On August 4, 1998, each non-employee Director was granted an option to purchase 15,000 shares of the Company's Common Stock at an exercise prices of $28.75 per share. As of December 31, 1998, options to purchase a total of 180,000 shares of Common Stock have been granted under the Directors Plan. All options granted under the Directors Plan vest as to 1/36 of the shares subject to the option per month commencing the month following the month of the date of grant, for so long as the optionee continues as a member of the Board or as a consultant to the Company. The exercise price of all options granted under the Directors Plan is and will be the fair market value of the Common Stock on the date of grant.

                THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

           PROPOSAL NO. 2 -- AMENDMENT TO 1997 EQUITY INCENTIVE PLAN
                       TO ADD 1,000,000 AUTHORIZED SHARES

     The stockholders are being asked to approve an amendment to the Company's 1997 Equity Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock that are authorized and reserved for issuance under the Plan by 1,000,000 shares (from 2,000,000 shares to 3,000,000 shares).

     The 1997 Plan is an important part of the Company's compensation program and is essential to the Company's ability to attract and retain highly qualified employees in an extremely competitive environment in which employees view equity incentives as an increasingly important component of their compensation. The proposed amendment to the 1997 Plan is necessary to enable the Company to continue providing stock-based compensation to new and current employees. The Board believes that the additional reserve of shares with respect to which equity incentives under the 1997 Plan may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals and facilitate expansion and retention of the Company's employee base.

                           VOTE REQUIRED FOR APPROVAL

     Approval of this amendment to the 1997 Plan requires the affirmative vote of a majority of shares of Common Stock that are voted for or against the Proposal. The Board approved the proposed amendment on March 25, 1999, to be effective upon stockholder approval. Below is a summary of the principal provisions of the 1997 Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the 1997 Plan.

1997 INCENTIVE PLAN HISTORY

     In June 1997, the Board adopted the 1997 Plan, under which an aggregate of 1,000,000 shares of Common Stock were reserved for issuance. In July 1997 the 1997 Plan was amended to reflect a two-for-one stock split of the Company's Common Stock. In July 1997 the Company's stockholders approved the 1997 Plan. The 1997 Plan became effective on August 4, 1997, the effective date of the Company's initial public offering. The 1997 Plan authorizes the award of options, opportunities to purchase restricted stock and stock bonuses (each an "Award"). The purpose of the 1997 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering such persons an opportunity to participate in the Company's future performance through grants of Awards.

     From inception of the 1997 Plan in August, 1997 to December 31, 1998, options to purchase an aggregate of 1,950,200 shares of the Company's Common Stock were granted under the 1997 Plan. Of these, options were granted to the following Named Executive Officers of the Company: John D. Fruth, 220,000 shares (also a director and principal stockholder); Norwick B.H. Goodspeed, 300,000 shares (also a director); Daniel J. Kunst, 36,000 shares (also a director); Gregory E. Lichtwardt, 66,000 shares; and John Lilley, 30,000 shares. During the same period, the Company's executive officers as of December 31, 1998 as a group (5 persons) had been granted options to purchase a total of 652,000 shares. No options were granted during the period under the 1997 Plan to any outside director of the Company, as such outside directors are compensated under the Directors Plan (for a description of the Directors Plan see under the heading "Director Compensation"). No options were granted during this same period under the 1997 Plan to any associate of any executive officer or director of the Company, and no persons, except John Fruth and Norwick Goodspeed, received 5% or more of such options. During the same period, all other employees, excluding executive officers, as of December 31, 1998, had been granted options to purchase a total of 1,298,200 shares.

SHARES SUBJECT TO THE INCENTIVE PLAN

     The stock subject to issuance under the 1997 Plan consists of shares of the Company's authorized but unissued Common Stock. In addition, any shares remaining unissued under the Company's 1989 Stock Option Plan (the "Prior Plan") on the effective date of the 1997 Plan, including any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, are no longer available for distribution under the Prior Plan but are available for distribution under the 1997 Plan. As of December 31, 1998, 333,422 shares from the Prior Plan were available for future grant and issuance under the 1997 Plan. Shares subject to an option granted pursuant to the 1997 Plan that expires or terminates for any reason without being exercised or shares subject to a restricted stock award granted pursuant to the 1997 Plan that is forfeited or is repurchased by the Company at the original issue price or that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to Awards under the 1997 Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ELIGIBILITY

     Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive Awards under the 1997 Plan (the "Participants"). No Participant is eligible to receive more than 1,200,000 shares of Common Stock in any calendar year under the 1997 Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,600,000 shares of Common Stock issuable upon exercise of stock options in the calendar year in which they commence their employment with the Company. As of December 31, 1998, approximately 288 persons were eligible to participate in the 1997 Plan, 1,600 shares had been issued upon exercise of options, 1,829,550 shares were subject to outstanding options and no shares had been issued pursuant to restricted stock and stock bonus awards. As of that date, 502,272 shares were available for future grant pursuant to the 1997 Plan, after taking into account the shares originally reserved for issuance under the Prior Plan that were subject to Awards that have become available for distribution under the 1997 Plan (but without taking into account the proposed amendment to the 1997 Plan). The closing price of the Company's Common Stock on the Nasdaq National Market was $28.75 per share on April 14, 1999, the last trading day before the Record Date.

ADMINISTRATION

     The 1997 Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Messrs. Cummins, Grant and Tunney, each of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Subject to the terms of the 1997 Plan, the Committee determines the persons who are to receive Awards, the number of shares subject to each Award and the terms and conditions of Awards. The Committee also has the authority to construe and interpret any of the provisions of the 1997 Plan and any agreement or Award granted thereunder, to grant Awards and establish the terms of any Awards, as well as to make all other determinations necessary or advisable for the administration of the 1997 Plan. The Committee has delegated to the Chief Executive Officer or the President, or Chief Financial Officer the authority to grant ordinary course stock options to non-officer employees, subject to certain restrictions.

STOCK OPTIONS

     The 1997 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or of any parent or subsidiary of the Company, provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction ("Eligible Service Providers"). The exercise price of ISOs must be at least equal to the fair market value of the Company's Common Stock on the date of grant (110% of that value in the case of ISOs issued to 10% stockholders). The exercise price of NQSOs must be at least equal to 85% of that value. The maximum term of options granted under the 1997 Plan is ten years. Options granted under the 1997 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. Options granted under the 1997 Plan generally expire 90 days after the termination of the optionee's service to the Company or to a parent or subsidiary of the Company, except in the case of death or disability, in which case the options may be exercised up to 12 months following the date of death or termination of service. Options terminate on the date of notice of termination of employment for certain causes.

     The exercise price of options granted under the 1997 Plan may be paid as approved by the Committee at the time of grant or in limited circumstances at the time of exercise: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note;
(5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or (8) by any combination of the foregoing.

RESTRICTED STOCK AWARDS

     The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other Awards under the 1997 Plan, under such terms, conditions and restrictions as the Committee may determine. During 1998, the Company did not grant any restricted stock awards.

STOCK BONUS AWARDS

     The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the 1997 Plan, under such terms, conditions and restrictions as the Committee may determine. During 1998, the Committee did not grant any stock bonus awards.

CERTAIN CORPORATE TRANSACTIONS

     In the event of a merger, consolidation, dissolution, liquidation, or sale of all or substantially all of the assets of the Company or certain other similar corporate transactions, any or all outstanding Awards may be assumed or replaced by the successor corporation. In the alternative, the successor corporation may substitute equivalent Awards or provide consideration to Award recipients which is substantially similar to that provided to stockholders in such transactions. If the successor does not assume or substitute Awards, outstanding Awards will expire upon consummation of the transaction, provided that the Board in its sole discretion may provide that the vesting of any or all Awards will accelerate prior to such consummation.

AMENDMENT OF THE INCENTIVE PLAN

     The Board may at any time terminate or amend the 1997 Plan, including amending any form of Award agreement or instrument to be executed pursuant to the 1997 Plan. However, the Board may not amend the 1997 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder.

TERM OF THE 1997 PLAN

     Unless terminated earlier as provided in the 1997 Plan, the 1997 Plan will expire in June 2007, ten years after the date the Board adopted the 1997 Plan.

FEDERAL INCOME TAX INFORMATION

     The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and participants under the 1997 Plan. Federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1997 Plan.

     Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

     Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

     Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

     Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

     Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

     Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

     ERISA. The 1997 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

                               NEW PLAN BENEFITS

     The amounts of future Award grants under the 1997 Plan are not determinable because under the terms of the 1997 Plan, such grants are made in the discretion of the Committee and, in certain limited instances described above, in the discretion of the Chief Executive Officer, President or Chief Financial Officer. Future stock option exercise prices are not determinable because they are based upon the fair market value of the Company's Common Stock on the date of grant.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
             PROPOSED AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 15, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) the Chief Executive Officer of the Company and each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of fiscal 1998 (together, the "Named Executive Officers") and (iv) all current directors and executive officers as a group.

                                                      SHARES         PERCENT OF
         5% STOCKHOLDERS, DIRECTORS AND            BENEFICIALLY      OUTSTANDING
            NAMED EXECUTIVE OFFICERS                 OWNED(1)      COMMON STOCK(1)
         ------------------------------            ------------    ---------------
John D. Fruth(2).................................   5,044,000           22.2%
William R. Grant(3)..............................   1,985,122            8.7%
Galen Partners, L.P. and affiliates(4)...........   1,963,873            8.6%
The TCW Group, Inc.(5)...........................   1,747,148            7.7%
Dresdner RCM Global Investors LLC(6).............   1,661,450            7.3%
Francis R. Tunney, Jr.(7)........................      31,435              *
Gregory E. Lichtwardt(8).........................     125,680              *
Terence M. Fruth(9)..............................     126,219              *
Daniel J. Kunst(10)..............................      67,925              *
John Lilley(11)..................................      45,000              *
Edgar J. Cummins(12).............................      32,697              *
Norwick B.H. Goodspeed(13).......................      60,000              *
All directors and executive officers as a group
  (9 persons)(14)................................   7,518,078           32.7%

---------------
  *  Less than 1% of the Company's outstanding Common Stock

 (1) Percentage ownership is based on 22,675,131 shares outstanding as of April 15, 1999. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days of April 15, 1999, are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Represents 5,000,000 shares held of record by Mr. Fruth and 44,000 shares of Common Stock that may be acquired by Mr. Fruth upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999. The address for Mr. Fruth is c/o Ocular Sciences, Inc., 475 Eccles Ave., South San Francisco, California 94080.

 (3) Shares owned represent 1,963,873 shares held of record by Galen Partners, L.P. and its affiliates and 21,249 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

 (4) Shares owned represent 1,770,564 shares held of record by Galen Partners, L.P., 182,299 shares held of record by Galen Partners International, L.P. and 11,010 shares held of record by Galen Associates, but do not include 21,249 shares of Common Stock that may be acquired by William R. Grant (a director of the Company) upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999. Mr. Grant, Bruce F. Wesson and Rebound Investments, Inc. are the general partners of BGW Partners, L.P., the general partner of Galen Partners, L.P. and Galen Partners International, L.P. and thus may be deemed to have voting and investment power with respect to these shares. The address for these individuals and entities is c/o Galen Associates, 610 Fifth Avenue, New York, New York 10020.

 (5) Information regarding The TCW Group, Inc. ("TCW") is derived from Schedule 13G filed by TCW with the Commission on February 12, 1999. The shares reported as beneficially owned by TCW are beneficially owned by certain subsidiaries of TCW. Robert Day, an individual who may be deemed to control TCW, may be deemed to beneficially own the shares reported as beneficially owned by TCW. TCW's address is 856 South Figueroa Street, Los Angeles, California 90017. Mr. Day's address is 200 Park Avenue, New York, New York 10166.

 (6) Information regarding Dresdner RCM Global Investors LLC ("Dresdner") is derived from the Schedule 13G filed by Dresdner with the Commission on February 16, 1999. Of the shares reported as beneficially owned by Dresdner, 1,647,950 shares may be deemed beneficially owned by Dresdner RCM Global Investors US Holdings LLC and Dresdner Bank AG and 13,500 shares may be deemed beneficially owned by certain affiliates of Dresdner. Dresdner RCM Global Investors LLC ("Dresdner RCM") is a registered investment adviser, and in such capacity Dresdner RCM may have discretionary authority to dispose of or to vote securities that are under its management, and as a result may be deemed to have beneficial ownership of such securities. In addition, other wholly-owned subsidiaries of Dresdner held 13,500 shares of the Corporation's Common Stock, with sole voting power and sole dispositive power with respect to such shares. Of the 1,647,950 shares reported as beneficially owned by Dresdner, it has sole voting power with respect to 1,061,950 of such shares, no voting power with respect to 586,000 of such shares, sole dispositive power with respect to 1,633,950 of such shares, and shared dispositive power with respect to 14,000 of such shares. Dresdner's address is Four Embarcadero Center, San Francisco, California 94111.

 (7) Represents 186 shares held of record by Mr. Tunney, Jr. and 31,249 shares of Common Stock that may be acquired by Mr. Tunney upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

 (8) Represents 108,886 shares held of record by Mr. Lichtwardt and 16,794 shares of Common Stock that may be acquired by Mr. Lichtwardt upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

 (9) Represents 104,970 shares of record held by Mr. Fruth and 21,249 shares of Common Stock that may be acquired by Mr. Fruth upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

(10) Represents 40,000 shares held of record by Mr. Kunst, 700 shares held in Mr. Kunst's IRA, 25 shares held in an IRA for Mr. Kunst's wife which are deemed beneficially owned by Mr. Kunst and 27,200 shares of Common Stock that may be acquired by Mr. Kunst upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

(11) Represents 1,000 shares held of record by Mr. Lilley and 44,000 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

(12) Represents 11,448 shares of record held by Mr. Cummins and 21,249 shares of Common Stock that may be acquired by Mr. Cummins upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

(13) Represents 60,000 shares of Common Stock that may be acquired by Mr. Goodspeed upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 1999.

(14) Includes the shares described in notes (2), (3), (7), (8), (9), (10), (11),
     (12) and (13).

                               EXECUTIVE OFFICERS

     The executive officers of the Company, and their ages as of April 15, 1999, are as follows:

          NAME             AGE                             POSITION
          ----             ---                             --------
                                 Chief Executive Officer and Chairman of the Board of
John D. Fruth............  55    Directors
Norwick B.H. Goodspeed...  49    President, Chief Operating Officer, and Director
Daniel J. Kunst..........  46    Vice President, Sales and Marketing and Director
                                 Vice President, Finance, Chief Financial Officer and
Gregory E. Lichtwardt....  44    Treasurer
John Lilley..............  52    Vice President, Manufacturing

     For information regarding the positions and offices with the Company held by Messrs. Fruth, Goodspeed and Kunst, please refer to the discussion regarding nominees for election as directors in "Directors/ Nominees" under Proposal No. 1 above.

     GREGORY E. LICHTWARDT has been Vice President, Finance, and Chief Financial Officer of the Company since April 1993 and Treasurer since May 1997. Prior to joining the Company, from November 1990 to February 1993, Mr. Lichtwardt was Vice President, Finance, of the Humphrey Instruments Division of Allergan, a health-care company focused on specialty pharmaceutical products. From February 1989 to November 1990, he served as Director of Operations, Accounting and Planning, of Allergan's Optical Division. From December 1986 to January 1989, he was Corporate Controller of AST Research, Inc., a personal computer manufacturing company, and from June 1980 to December 1986, Mr. Lichtwardt held financial positions within several different divisions of American Hospital Supply Corporation, a health-care and medical products company.

     JOHN LILLEY has been Vice President, Manufacturing, of the Company since June 1996. From 1990 to June 1996, Dr. Lilley served as Manufacturing Director of Bespak plc, an English company that manufactures precision plastic injection-molded components for the pharmaceutical industry. From 1989 to 1990, he was Operations Director of Birkby Plastics, a division of the Plessey Plastics Group, which manufactures plastic injection-molded components for the automotive and computer industries.

                             EXECUTIVE COMPENSATION

COMPENSATION OF NAMED OFFICERS

     The following table sets forth compensation awarded to or earned for services rendered in all capacities to the Company by the Company's Named Executive Officers during fiscal 1997 and 1998. This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                  ANNUAL COMPENSATION                       ------------
                                --------------------------------------------------------     SECURITIES
                                FISCAL                                    OTHER ANNUAL       UNDERLYING
 NAME AND PRINCIPAL POSITION     YEAR     SALARY($)(1)    BONUS($)(2)    COMPENSATION($)     OPTIONS(#)
 ---------------------------    ------    ------------    -----------    ---------------    ------------
John D. Fruth.................   1998       395,000         227,125            7,023(3)       220,000
Chief Executive Officer          1997       357,462         192,500            3,939(3)            --
Norwick B.H. Goodspeed........   1998       300,000         207,000          156,947(4)            --
President and Chief Operating    1997        49,615                          111,250(4)       300,000
  Officer(8)
Gregory E. Lichtwardt.........   1998       204,000          97,110          261,982(5)        66,000
Vice President, Finance,         1997       190,513          97,428              235(5)            --
  Chief Financial Officer and
  Treasurer
Daniel J. Kunst...............   1998       200,000          95,500            1,855(6)        36,000
Vice President, Sales and.....   1997       186,406          82,829              426(6)            --
  Marketing
John Lilley...................   1998       195,417         104,835          257,317(7)        30,000
Vice President,
  Manufacturing(9)............   1997       169,000          73,811           63,415(7)            --

---------------
(1) For Fiscal Year 1998, represents salaries earned in 1998 regardless of when paid. For Fiscal Year 1997, represents salaries earned in 1997 regardless of when paid.

(2) For Fiscal Year 1998, represents bonuses earned in 1998 regardless of when paid. For Fiscal Year 1997, represents bonuses earned in 1997 regardless of when paid.

(3) For Fiscal Year 1998, represents premiums paid by the Company with respect to term life insurance for Mr. Fruth's benefit in the amount of $2,250, automobile expenses paid by the Company for his benefit in the amount of $2,038 and the Company's 401K contribution match in the amount of $2,735. For Fiscal Year 1997, represents premiums paid by the Company with respect to term life insurance for Mr. Fruth's benefit in the amount of $864 and automobile expenses paid by the Company for his benefit in the amount of $3,075.

(4) For Fiscal Year 1998, represents premiums paid by the Company with respect to term life insurance for Mr. Goodspeed's benefit in the amount of $870, $4,001 of additional relocation costs paid, $150,000 amortization of the portion of certain loans to Mr. Goodspeed and the Company's 401K contribution match in the amount of $2,076. For Fiscal Year 1997, includes $80,000 of accrued relocation costs and $31,250 amortization of the portion of certain loans to Mr. Goodspeed. See "-- Employment Agreements."

(5) For Fiscal Year 1998, represents premiums paid by the Company with respect to term life insurance for Mr. Lichtwardt's benefit in the amount of $257, a gain on Company options exercised in the amount of $260,313 and the Company's 401K contribution match in the amount of $1,412. For Fiscal Year 1997, represents premiums paid by the Company with respect to life insurance for the benefit of Mr. Lichtwardt.

(6) For Fiscal Year 1998, represents premiums paid by the Company with respect to term life insurance for Mr. Kunst's benefit in the amount of $470 and the Company's 401K contribution match in the amount of

    $1,385. For Fiscal Year 1997, represents premiums paid by the Company with respect to life insurance for the benefit of Mr. Kunst.

(7) For Fiscal Year 1998, represents a $48,854 contribution by the Company to a pension plan for the benefit of Dr. Lilley, a $8,439 reimbursement for automobile expenses, $12,789 paid by the Company for insurance for the benefit of Dr. Lilley and gains on Company options exercised in the amount of $182,700. For Fiscal Year 1997, represents premiums paid by the Company with respect to life insurance for the benefit of Mr. Lilley.

(8) Mr. Goodspeed joined the Company as President and Chief Operating Officer in October 1997, and serves in those capacities under the terms of an employment agreement. His current annual salary is $320,000. See
    "-- Employment Agreements."

(9) Dr. Lilley serves as the Company's Vice President, Manufacturing under the terms of an employment agreement. See "-- Employment Agreements."

                          OPTION GRANTS IN FISCAL 1998

     The following table sets forth information regarding option grants during 1998 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective six-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                                                INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                           -----------------------------------------------------------      VALUE AT ASSUMED
                                               % OF                                           ANNUAL RATES
                             NUMBER OF     TOTAL OPTIONS                                     OF STOCK PRICE
                            SECURITIES      GRANTED TO                                      APPRECIATION FOR
                            UNDERLYING     EMPLOYEES IN                                      OPTION TERM(4)
                              OPTIONS         FISCAL       EXERCISE PRICE   EXPIRATION   -----------------------
          NAME             GRANTED(#)(1)      YEAR(2)       PER SHARE(3)       DATE          5%          10%
          ----             -------------   -------------   --------------   ----------   ----------   ----------
John D. Fruth............     201,045          12.1%          $26.375        1/28/08     $3,334,753   $8,450,918
                               18,955          1.14%          $29.0125       1/28/03     $   88,130   $  255,224
Norwick B.H. Goodspeed...          --            --            --                 --             --           --
Gregory E. Lichtwardt....      66,000          3.96%          $26.375        1/28/08     $1,094,748   $2,774,308
Daniel J. Kunst..........      36,000          2.16%          $26.375        1/28/08     $  597,136   $1,513,258
John Lilley..............      30,000          1.80%          $26.375        1/28/08     $  497,613   $1,261,049

---------------
(1) The options granted vest over a five-year period, with 20% of the options vesting upon the completion of each year of service.

(2) The Company granted options to purchase 1,667,200 shares of Common Stock to employees during 1998.

(3) The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

     AGGREGATED OPTION EXERCISES IN 1998 AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information regarding the exercise of stock options by the Named Executive Officers during 1998 and stock options held as of December 31, 1998 by the Named Executive Officers.

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING               VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                SHARES                      AT FISCAL YEAR END(#)         AT FISCAL YEAR END(1)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME              EXERCISES(#)    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              ------------   ----------   -----------   -------------   -----------   -------------
John D. Fruth..............         --              --         --         220,000             --      $   75,392
Norwick B.H. Goodspeed.....         --              --     60,000         240,000       $150,000      $  600,000
Gregory E. Lichtwardt......     90,480      $2,366,617     28,406          66,000       $718,138      $   24,750
Daniel J. Kunst............     40,000      $  983,600     20,000          76,000       $474,300      $  962,100
John Lilley................     10,000      $  182,700     22,000          78,000       $477,840      $1,053,810

---------------
(1) Based on the closing price of the Company's Common Stock at December 31, 1998 ($26.75 per share) less the exercise price payable for such shares.

EMPLOYEE BENEFIT PLANS

     1989 Stock Option Plan. ("1989 Plan") Under the 1989 Plan, options to purchase 895,374 shares of Common Stock were outstanding as December 31, 1998. The 1989 Plan was terminated on August 4, 1997, the effective date of the Company's initial public offering, at which time the Company's 1997 Plan became effective. As a result, no options have been granted under the 1989 Plan since the Company's initial public offering. However, termination does not affect any outstanding options, all of which will remain outstanding until exercised or until they terminate or expire in accordance with their terms. The terms of options granted under the 1989 Plan and the administration of the plan are substantially the same as those that pertain to the 1997 Plan, except that the vesting of options granted prior to March 1, 1995 under the 1989 Plan accelerates upon certain acquisitions of the Company unless the options are assumed or substituted by the acquiring corporation.

     1997 Equity Incentive Plan. For a description of the 1997 Plan see under the heading "Proposal No. 2 -- Amendment to 1997 Equity Incentive Plan To Add 1,000,000 Authorized Shares."

     1997 Employee Stock Purchase Plan. In June 1997, the Board adopted and the stockholders approved the 1997 Employee Stock Purchase Plan (the "Purchase Plan") and reserved a total of 400,000 shares of the Company's Common Stock for issuance thereunder. The Purchase Plan has yet to become effective, and as of April 15, 1999 no shares of Common Stock had been purchased under the Purchase Plan. If and when the Purchase Plan becomes effective, it will permit eligible employees to acquire shares of the Company's Common Stock through payroll deductions. Eligible employees may select a rate of payroll deduction between 2% and 10% of their compensation and are subject to certain maximum purchase limitations described in the Purchase Plan. Except for the first offering, each offering under the Purchase Plan will be for a period of 24 months (the "Offering Period") and will consist of four six-month purchase periods (each a "Purchase Period"). The purchase price for the Company's Common Stock purchased under the Purchase Plan is 85% of the lesser of the fair market value of the Company's Common Stock on the first day of the applicable Offering Period and the last day of the applicable Purchase Period. The Board has the authority to determine the date on which the first Offering Period will begin and the length of such Offering Period. The Board has the power to change the duration of Offering Periods and Purchase Periods. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

EMPLOYMENT AGREEMENTS

     In October 1997, Norwick B.H. Goodspeed joined the Company as its President and Chief Operating Officer pursuant to the terms of an employment agreement dated October 15, 1997. Under the employment agreement, the Company agreed to employ Mr. Goodspeed as its President and Chief Operating Officer at an initial annual base salary of $300,000. Mr. Goodspeed was paid a bonus of $207,000 for 1998, and is eligible to receive a bonus of up to 50% of his annual salary for each year thereafter. In addition, Mr. Goodspeed has received an option to purchase 300,000 shares of the Company's Common Stock at an exercise price of $24.25 per share, vesting 20% per year over five years so long as Mr. Goodspeed is employed by the Company. The Company has also agreed to pay certain relocation costs and other costs associated with the sale of Mr. Goodspeed's prior residence in southern California, up to a maximum of $159,000. To date, the Company has paid $84,000 of such relocation costs. The employment agreement further provides that Mr. Goodspeed's employment will continue for a term of three years unless and until terminated by either the Company or Mr. Goodspeed.

     Under Mr. Goodspeed's employment agreement, the Company extended a $450,000 loan to Mr. Goodspeed in January 1998 in connection with his purchase of a new residence in the San Francisco area (the "Loan"). The Loan is interest free and is secured by a purchase money second deed of trust on the new residence and by a security interest in certain stock options granted to Mr. Goodspeed to purchase 300,000 shares of the Company's Common Stock and any securities issuable upon exercise of such options. The Loan is due and payable in full on the earlier of (i) October 15, 2002; (ii) six months after Mr. Goodspeed's voluntary resignation or termination by the Company for Cause (as defined in Mr. Goodspeed's employment agreement); or (iii) Mr. Goodspeed's agreement to sell, convey, transfer, dispose of, or further encumber the new residence. Under the terms of the employment agreement, the Company has agreed to forgive the Loan in its entirety (and return any payments received in connection therewith), in the event that Mr. Goodspeed remains continuously employed with the Company from

October 15, 1997 through October 15, 2000. The Company has also agreed to forgive 50% of the Loan in the event that Mr. Goodspeed is terminated by the Company without Cause.

     Pursuant to the terms of an employment agreement dated March 1996, the Company employed Dr. John Lilley as its Vice President, Manufacturing at an initial annual salary of L95,000. Under the employment agreement, Dr. Lilley is eligible to receive a bonus of up to 40% of his annual salary at the discretion of the Company based on the achievement of manufacturing goals and objectives established by the Company at the start of each fiscal year. In 1996, Dr. Lilley also received an option to purchase 80,000 shares of the Company's Common Stock at an exercise price of $5.03 per share. Under Dr. Lilley's employment agreement, his employment will continue unless and until either the Company or Dr. Lilley serves on the other 12 months' notice of termination, provided that the Company has the right to terminate his employment upon his 65th birthday.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Cummins, Grant and Tunney. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.

                             OCULAR SCIENCES, INC.

                      REPORT OF THE COMPENSATION COMMITTEE

     This Report of the Compensation Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

     To the Board of Directors:

     Final decisions regarding compensation and stock option grants to executive officers are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of three independent non-employee Directors, none of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company. The Committee reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers of the Company at or about the beginning of each year. The Committee also administers the Company's 1997 Equity Incentive Plan (the "1997 Plan") and reviews the equity compensation of the CEO and other executive officers at or about the beginning of each year.

     The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate and individual performance. Consistent with this philosophy, annual salary adjustments and the incentive component of executive officer compensation is determined after a review of the Company's and individual's performance for the previous year. The evaluation of Company performance is based in significant part on an evaluation of the Company's financial performance compared to plan. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1997 Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

     The base salaries, incentive compensation and stock option grants of executive officers are also determined in part by the Committee reviewing data on prevailing compensation practices of companies with whom the Company competes for executive talent. To this end, in late 1997 the Committee retained Coopers & Lybrand L.L.P. to perform a comprehensive study (the "C&L Study") of the compensation practices of comparable companies to determine base salary, target bonuses and stock option awards for executive officers. The Committee used the C&L Study, as well as other information on comparable companies, in setting compensation in 1998.

     In preparing the performance graph for this Proxy Statement, the Company used the Standard & Poor's Medical Products & Supplies Index as its published line of business index. The C&L Study included some of the companies in the Medical Products and Supplies Index, as well as other companies that were believed to be competitive with the Company for executive talent.

FISCAL 1998 EXECUTIVE COMPENSATION

     Base Compensation. In early 1998, the Company established the base salary for each executive officer for 1998 based on the performance of the Company and each executive officer in 1997, and the C&L Study. In January 1999, the Committee again evaluated the performance of the Company and its executive officers and reviewed the C&L Study and other information on comparable companies. The Committee also considered the substantial competition for executive talent in the San Francisco Bay Area, where the Company is headquartered. Based on such analysis the Committee increased the base salary for each executive officer an average of 6.1% for 1999.

     Incentive Compensation. The Committee also used the information described above as the basis for determining incentive compensation for the Company's executive officers. The target amount of bonus for each individual was established by the Company prior to the beginning of 1998. The actual amount of bonus paid was based on the Committee's evaluation of the Company's and individual's performance in 1998. In evaluating Company performance, the Compensation Committee placed substantial emphasis on the Company's sales and income growth and market share gains. Bonuses for executive officers for 1998 were generally 115% of the target bonus.

     Stock Options. In January 1998, based in part on the C&L Study, the Compensation Committee decided to begin granting options to executive officers on a more regular, annual basis, as opposed to the more ad hoc basis that had been used before the Company went public. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate results, past performance, consistency within the executive's peer group and competitive conditions. The Committee retains the discretion to grant options more or less frequently, if it deems such appropriate. In January 1998 all executive officers (other than Mr. Goodspeed, who had just recently joined the Company) were granted options. Executive officers who had not received an option for a number of years were generally granted larger options than executive officers who had received options more recently. The options granted to executive officers who had not recently received options were generally larger than the Committee expects to grant to such persons on an annual basis in the future. Stock options generally become exercisable over a five-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

     Company Performance and CEO Compensation. Mr. Fruth received a bonus of $227,125 for 1998. Mr. Fruth's bonus represents 115% of the target bonus established by the Committee prior to the beginning of the year. Mr. Fruth's salary was set at $395,000 for 1998 and Mr. Fruth was granted an option to purchase 220,000 shares. The Committee based Mr. Fruth's bonus, salary and option primarily on (i) the Company's achievement of financial performance goals as compared to plan, (ii) the C&L Study and (iii) Mr. Fruth's leadership in the Company's first year as a public company, including his work on developing a strategic plan for the Company.

     Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The 1997 Plan is already in compliance with
Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1999 for any executive officer to exceed $1,000,000.

                             COMPENSATION COMMITTEE

                                EDGAR J. CUMMINS
                                WILLIAM R. GRANT
                             FRANCIS R. TUNNEY, JR.

                        COMPANY STOCK PRICE PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company with the cumulative total return on the Nasdaq Stock Market and the Standard & Poor's Medical Products & Supplies Index from the first date the Company's Common Stock was publicly traded (August 5, 1997) to the last trading day in each subsequent month through December 31, 1998 (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).

     The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

                                                                                                             S&P HEALTH CARE
                                                    OCULAR SCIENCES,              NASDAQ STOCK              (MEDICAL PRODUCTS
                                                          INC.                    MARKET (U.S.)                & SUPPLIES)
                                                    ----------------              -------------             -----------------
8/5/97                                                      100                         100                         100
9/97                                                     140.15                      105.74                       95.86
12/97                                                    159.09                       99.03                       97.28
3/98                                                     193.18                       115.9                      111.64
6/98                                                     196.97                      119.12                      123.31
9/98                                                     127.27                      107.85                      115.65
12/98                                                    162.12                      139.55                      140.22

     The graph set forth above is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the Company's Fiscal Year ending December 31, 1998 and through the present, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and related loans, which are described under the caption "Management-Employment Agreements," and (ii) the transactions described below.

PAYMENTS TO DIRECTOR

     Fruth & Anthony, a law firm in which Terence M. Fruth, a director of the Company and the brother of John D. Fruth, the Chief Executive Officer of the Company, is a partner, has provided legal services to the Company since its formation. The Company made payments of $27,000 in 1998 to Fruth & Anthony for such legal services.

1998 SECONDARY PUBLIC OFFERING

     In March 1998, the Company completed its secondary offering in which 5,343,381 shares of its Common Stock were sold to the public at a price of $27.50 per share (including shares sold pursuant to the underwriters' over-allotment option). The shares sold consisted of 30,000 shares sold by the Company and 5,313,381 shares sold by selling stockholders. The Company incurred aggregate expenses of $645,000 in connection with the secondary offering (excluding underwriting discounts and commissions paid by the Company and the selling stockholders).

LOANS TO OFFICERS AND DIRECTORS

     On April 12 and 13, 1999, the Company loaned $399,000 and $751,000 to Dan Kunst and Greg Lichtwardt, respectively. Mr. Kunst is the Company's Vice President of Sales and Marketing and a director of the Company and Mr. Lichtwardt is the Company's Vice President of Finance, Chief Financial Officer and Treasurer. The loans bear interest of 8% per year and are due on December 1, 1999, or earlier in certain circumstances. No payments of principal or accrued interest have been made under either loan.

                              INDEPENDENT AUDITORS

     KPMG LLP, the Company's independent auditors, audited the consolidated financial statements of the Company for the fiscal year ended December 31, 1998. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Board of Directors selects the Company's independent auditors.

                 STOCKHOLDER PROPOSALS AND REPORT ON FORM 10-K

     Proposals of Stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than the close of business on December 28, 1999, in addition to other applicable requirements, in order to be included in the Company's Proxy Statement and form of proxy relating to the meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998 WILL BE PROVIDED WITHOUT CHARGE ON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 475 ECCLES AVENUE, SOUTH SAN FRANCISCO, CALIFORNIA 94080

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership on a Form 3 and reports of changes in ownership on a Form 4 or Form 5. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% Stockholders were met during fiscal 1998, except that Daniel J. Kunst, a director and officer of the Company, did not report in a timely manner the sale, by his son, of 275 shares of the Company's Common Stock, such shares may be deemed beneficially owned by Mr. Kunst and that John Lilley, an officer of the Company, did not report in a timely manner the purchase of 1,000 shares of the Company's Common Stock.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Annual Meeting, or any adjournment thereof, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     Pursuant to the Company's Bylaws, only such business shall be conducted at an annual meeting of stockholders as is properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must be first given to the Secretary of the Company. To be timely, written notice must be delivered to the Secretary at the executive offices of the Company not later than the close of business on the sixtieth day nor earlier than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting, provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder, to be timely, must be so delivered not earlier than the close of business on the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder notice must set forth certain information specified by the Company's Bylaws. A copy of the Company's Bylaws is available upon request from the Company's Investor Relations Department at 475 Eccles Avenue, South San Francisco, California 94080.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                                                        APPENDIX

                              OCULAR SCIENCES, INC.
                           1997 EQUITY INCENTIVE PLAN

                           As Adopted June 2, 1997 and
                    Amended July 14, 1997 and March 25, 1999


     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

     2.   SHARES SUBJECT TO THE PLAN.

          2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 3,000,000 Shares. Subject to Sections 2.2 and 18, Shares that:
(a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Company's 1989 Stock Option Plan (the "PRIOR PLAN") on the Effective Date (as defined below) and any shares that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The sum of (a) Restricted Stock Awards,
(b) Stock Bonus Awards, or (c) Options with a Purchase Price or Exercise Price, as the case may be, below Fair Market Value issued under this Plan may not exceed 20% of the total number of Shares reserved for grant and issuance pursuant to this Plan as of any date.

          2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) who are eligible to receive up to a maximum of 1,600,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4.   ADMINISTRATION.

          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

               (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

               (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

               (c)  select persons to receive Awards;

               (d)  determine the form and terms of Awards;

               (e) determine the number of Shares or other consideration subject to Awards;

               (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

               (g)  grant waivers of Plan or Award conditions;

               (h)  determine the vesting, exercisability and payment of Awards;

               (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

               (j)  determine whether an Award has been earned; and

               (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock

Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

               (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

               (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

               (c) If a Participant is determined by the Board to have committed an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or Subsidiary, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted.

          6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

          6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7.   STOCK BONUSES.

          7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

          7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

     8.   PAYMENT FOR SHARE PURCHASES.

          8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

               (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (d) by waiver of compensation due or accrued to the Participant for services rendered;

               (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                    (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (f)  by any combination of the foregoing.

          8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9.   WITHHOLDING TAXES.

          9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee


     10.  PRIVILEGES OF STOCK OWNERSHIP.

          10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18.  CORPORATE TRANSACTIONS.

          18.1 Assumption or Replacement of Awards by Successor. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine, provided, however, that the Board may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.

     20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

     "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     "BOARD" means the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     "COMPANY" means Ocular Sciences, Inc. or any successor corporation.

     "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

          (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

          (d) if none of the foregoing is applicable, by the Committee in good faith.

     "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

     "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

     "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "PARTICIPANT" means a person who receives an Award under this Plan.

     "PERFORMANCE FACTORS" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          (a)  Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c)  Operating income and/or operating income growth;

          (d)  Net income and/or net income growth;

          (e)  Earnings per share and/or earnings per share growth;

          (f)  Total shareholder return and/or total shareholder return growth;

          (g)  Return on equity;

          (h)  Operating cash flow return on income;

          (i)  Adjusted operating cash flow return on income;

          (j)  Economic value added; and

          (k)  Individual confidential business objectives.

     "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     "PLAN" means this Ocular Sciences, Inc. 1997 Equity Incentive Plan, as amended from time to time.

     "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

     "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

     "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

     "UNVESTED SHARES" means "Unvested Shares" as defined in the Award
Agreement.

     "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

                              OCULAR SCIENCES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 25, 1999

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints John D. Fruth and Gregory E. Lichtwardt, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of Ocular Sciences, Inc. (the "Company"), held of record by the undersigned on April 15, 1999, at the Annual Meeting of Stockholders of the Company to be held at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California, on Tuesday, May 25, 1999, at 9:00 a.m. Pacific Daylight Time, and at any adjournments or postponements thereof.

1.       ELECTION OF DIRECTORS.

         [ ]    FOR all nominees listed          [ ]    WITHHOLDING AUTHORITY
                below (except as indicated              to vote for all nominees
                to the contrary below)                  listed below

Nominees:         John D. Fruth, Daniel J. Kunst, Norwick B.H. Goodspeed,
                  Terence M. Fruth, William R. Grant, Edgar J. Cummins and
                  Francis R. Tunney, Jr.

Instruction:      To withhold authority to vote for any individual nominee,
                  write that nominee's name in the space provided below.


         The Board of Directors recommends that you vote FOR the election of all nominees listed in this Proposal 1.

2. APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 2,000,000 SHARES TO 3,000,000 SHARES.

                FOR                      AGAINST                    ABSTAIN
                [ ]                        [ ]                        [ ]


         The Board of Directors recommends that you vote FOR this Proposal 2.

3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE ANNUAL MEETING.



(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.


                           -----------------------------------------------------
                           (Print Stockholder(s) name)


                           -----------------------------------------------------
                           (Signature(s) of Stockholder or Authorized Signatory)


                           -----------------------------------------------------
                           (Title of Authorized Signatory)


                           Dated: _____________, 1999

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO
    COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
        ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.